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                                                                     EXHIBIT 4.1

CLASS A COMMON STOCK                                                                                 CLASS A COMMON STOCK
       NUMBER                                                                                                SHARES

                                                        LAMAR


                                              LAMAR ADVERTISING COMPANY
                                                                                                CUSIP  512815  10  1
                             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT





is the owner of

                        FULLY PAID AND NON ASSESSABLE SHARES OF CLASS A COMMON STOCK, $.001 PAR VALUE, OF

LAMAR ADVERTISING COMPANY (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the laws of the State of Delaware, the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws of the
Corporation and all amendments thereto, to which the holder of this certificate by acceptance hereof assents.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                          Dated:

SEAL

                     ------------------------------             -----------------------------------------------
                      GENERAL COUNSEL AND SECRETARY             CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                                                Countersigned and Registered
                                                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                              New York, NY

                                                                                                Transfer Agent
                                                                                                and Registrar


                                                                By
                                                                  ---------------------------------------------
                                                                                           Authorized Signature
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         THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES
OF STOCK.   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER,
UPON REQUEST, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE
PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR
SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM   -  as tenants in common         UNIF GIFT MIN ACT - ____________ Custodian _____________
         TEN ENT   -  as tenants by the entireties                        (Cust)                 (Minor)
         JT TEN    -  as joint tenants with
                      right of survivorship and                  under Uniform Gifts to Minors
                      not as tenants in common
                                                                 Apt_______________________________________
                                                                               (State)

   Additional abbreviations may also be used though not in the above list.

For value received, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------


                          ------------------------------------------------------
                 NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                          WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:


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THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION,
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.